EXHIBIT 23.1


                          CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 26, 1999 in Post-Effective Amendment No. 1 to the Registration Statement (Form SB-2) and the related Prospectus of American Electromedics Corp. for the registration of 5,817,140 shares of common stock and 50,000 of its common stock purchase warrants.


                                            /s/Ernst & Young LLP

Manchester, New Hampshire
December  20, 1999